Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	First Quarter
	2018	2017
NET SALES	$3,209.3	$2,856.3
COSTS AND EXPENSES
Cost of sales	2,043.6	1,790.3
Gross margin	1,165.7	1,066.0
% of Net Sales	36.3%	37.3%
Selling, general and administrative	785.6	690.3
% of Net Sales	24.5%	24.2%
Operating margin	380.1	375.7
% of Net sales	11.8%	13.2%
Other - net	58.0	100.5
Gain on sales of businesses	—	(269.2)
Pension settlement	—	12.5
Restructuring charges	22.9	15.8
Income from operations	299.2	516.1
Interest - net	47.4	42.7
EARNINGS BEFORE INCOME TAXES	251.8	473.4
Income taxes	81.7	79.7
NET EARNINGS	170.1	393.7
Less: net loss attributable to non-controlling interests	(0.5)	—
NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$170.6	$393.7

EARNINGS PER SHARE OF COMMON STOCK
Basic	$1.13	$2.64
Diluted	$1.11	$2.60
DIVIDENDS PER SHARE	$0.63	$0.58
WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	150,612	149,208
Diluted	153,905	151,526

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	March 31, 2018	December 30, 2017
ASSETS
Cash and cash equivalents	$405.6	$637.5
Accounts and notes receivable, net	1,986.1	1,628.7
Inventories, net	2,350.3	2,018.4
Other current assets	335.9	274.4
Total current assets	5,077.9	4,559.0
Property, plant and equipment, net	1,770.2	1,742.5
Goodwill and other intangibles, net	12,325.1	12,283.5
Other assets	510.0	512.7
Total assets	$19,683.2	$19,097.7
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$399.3	$5.3
Current maturities of long-term debt	978.2	977.5
Accounts payable	2,172.7	2,021.0
Accrued expenses	1,260.0	1,387.7
Total current liabilities	4,810.2	4,391.5
Long-term debt	2,827.6	2,828.2
Other long-term liabilities	3,603.6	3,573.0
Stanley Black & Decker, Inc. shareowners’ equity	8,439.2	8,302.2
Non-controlling interests’ equity	2.6	2.8
Total liabilities and shareowners' equity	$19,683.2	$19,097.7

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		First Quarter
		2018	2017
	OPERATING ACTIVITIES
	Net earnings	$170.1	$393.7
	Depreciation and amortization	123.6	101.5
	Gain on sales of businesses	—	(269.2)
	Changes in working capital[1]	(544.3)	(533.3)
	Other	(98.8)	(6.8)
	Net cash used in operating activities	(349.4)	(314.1)
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(106.3)	(64.7)
	Proceeds from issuances of common stock	13.1	17.3
	(Payments) proceeds from sales of businesses, net of cash sold	(0.2)	744.8
	Business acquisitions, net of cash acquired	(1.2)	(2,435.4)
	Net short-term borrowings	382.0	1,156.7
	Net investment hedge settlements	(17.5)	20.7
	Cash dividends on common stock	(94.9)	(86.7)
	Purchases of common stock for treasury	(11.4)	(13.5)
	Premium paid on equity option	(57.3)	—
	Proceeds related to deferred purchase price receivable	—	123.1
	Effect of exchange rate changes on cash	27.9	38.1
	Other	(16.7)	14.5
	Net cash provided by (used in) investing and financing activities	117.5	(485.1)
	Decrease in cash, cash equivalents and restricted cash	(231.9)	(799.2)
	Cash, cash equivalents and restricted cash, beginning of period	655.1	1,177.2
	Cash, cash equivalents and restricted cash, end of period	$423.2	$378.0

	Free Cash Flow Computation[2]
	Operating cash flow	$(349.4)	$(314.1)
	Less: capital and software expenditures	(106.3)	(64.7)
	Free cash flow (before dividends)	$(455.7)	$(378.8)
	Impact of recently adopted accounting standards[3]		168.5
	Free cash flow (before dividends), as previously reported[3]		$(210.3)

	Reconciliation of Cash, Cash Equivalents and Restricted Cash
		March 31, 2018	December 30, 2017
	Cash and cash equivalents	$405.6	$637.5
	Restricted cash included in Other current assets	17.6	17.6
	Cash, cash equivalents and restricted cash	$423.2	$655.1

1	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
2
Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items.

3
Free cash flow as reported in the first quarter of 2017 was an outflow of $210.3 million. As a result of the adoption of Accounting Standards Update ("ASU") 2016-15, "Classification of Certain Cash Receipts and Cash Payments" and ASU 2016-18, "Restricted Cash," first quarter 2017 free cash flow decreased by $168.5 million.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	First Quarter
	2018	2017
NET SALES
Tools & Storage	$2,215.8	$1,894.9
Industrial	504.2	479.7
Security	489.3	481.7
Total	$3,209.3	$2,856.3
SEGMENT PROFIT
Tools & Storage	$301.4	$284.5
Industrial	80.5	85.1
Security	45.5	50.7
Segment Profit	427.4	420.3
Corporate Overhead	(47.3)	(44.6)
Total	$380.1	$375.7
Segment Profit as a Percentage of Net Sales
Tools & Storage	13.6%	15.0%
Industrial	16.0%	17.7%
Security	9.3%	10.5%
Segment Profit	13.3%	14.7%
Corporate Overhead	(1.5)%	(1.6)%
Total	11.8%	13.2%

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		First Quarter 2018
		Reported	Acquisition- Related Charges & Other[1]	Normalized[3]
	Gross margin	$1,165.7	$1.7	$1,167.4
	% of Net Sales	36.3%		36.4%
	Selling, general and administrative	785.6	(16.4)	769.2
	% of Net Sales	24.5%		24.0%
	Operating margin	380.1	18.1	398.2
	% of Net Sales	11.8%		12.4%
	Earnings before income taxes	251.8	25.1	276.9
	Income taxes	81.7	(18.0)	63.7
	Net earnings attributable to common shareowners	170.6	43.1	213.7
	Diluted earnings per share of common stock	$1.11	$0.28	$1.39

[1]	Acquisition-related charges and other relates primarily to facility-related charges, integration and consulting costs, and a tax charge related to recently enacted U.S. tax legislation.

		First Quarter 2017
		Reported	Acquisition- Related Charges & Other[2]	Normalized[3]
	Gross margin	$1,066.0	$6.8	$1,072.8
	% of Net Sales	37.3%		37.6%
	Selling, general and administrative	690.3	(10.7)	679.6
	% of Net Sales	24.2%		23.8%
	Operating margin	375.7	17.5	393.2
	% of Net Sales	13.2%		13.8%
	Earnings before income taxes	473.4	(211.2)	262.2
	Income taxes	79.7	(14.1)	65.6
	Net earnings attributable to common shareowners	393.7	(197.1)	196.6
	Diluted earnings per share of common stock	$2.60	$(1.30)	$1.30

2	Acquisition-related charges and other relates primarily to inventory step-up, integration and consulting costs and gain on sales of businesses.
3
The normalized 2017 and 2018 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the acquisition-related charges, gain on sales of businesses, and a tax charge related to recently enacted U.S. tax legislation, as applicable.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		First Quarter 2018
		Reported	Acquisition- Related Charges[1]	Normalized[2]
	SEGMENT PROFIT
	Tools & Storage	$301.4	$14.7	$316.1
	Industrial	80.5	2.0	82.5
	Security	45.5	1.3	46.8
	Segment Profit	427.4	18.0	445.4
	Corporate Overhead	(47.3)	0.1	(47.2)
	Total	$380.1	$18.1	$398.2
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	13.6%		14.3%
	Industrial	16.0%		16.4%
	Security	9.3%		9.6%
	Segment Profit	13.3%		13.9%
	Corporate Overhead	(1.5)%		(1.5)%
	Total	11.8%		12.4%

		First Quarter 2017
		Reported	Acquisition- Related Charges[1]	Normalized[2]
	SEGMENT PROFIT
	Tools & Storage	$284.5	$17.3	$301.8
	Industrial	85.1	—	85.1
	Security	50.7	0.2	50.9
	Segment Profit	420.3	17.5	437.8
	Corporate Overhead	(44.6)	—	(44.6)
	Total	$375.7	$17.5	$393.2
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	15.0%		15.9%
	Industrial	17.7%		17.7%
	Security	10.5%		10.6%
	Segment Profit	14.7%		15.3%
	Corporate Overhead	(1.6)%		(1.6)%
	Total	13.2%		13.8%

1	Acquisition-related charges relate primarily to facility-related charges, integration and consulting costs.
2
The normalized 2017 and 2018 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the acquisition-related charges.